Exhibit (11) under N-1A
                                   Exhibit 23 under Item 601/Reg SK


                CONSENT OF ERNST & YOUNG INDEPENDENT AUDITORS



We consent to the references to our firm under the captions "Financial Highlights" and "Independent Auditors" and to the use of our report dated December 12, 1995, in Post-Effective Amendment Number 29 to the Registration Statement (Form N-1A No. 2-91090) and the related Annual Report and Prospectuses of Federated Growth Strategies Fund (formerly, Federated Growth Trust) dated December 31, 1995.

                                                         /s/Ernst & Young LLP

Pittsburgh, Pennsylvania